UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2025 (June 2, 2025)

Warner Bros. Discovery, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South
New York, New York 10003
(Address of principal executive offices, including zip code)

212-548-5555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq Global Select Market
4.302% Senior Notes due 2030	WBDI30	Nasdaq Global Market
4.693% Senior Notes due 2033	WBDI33	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Warner Bros. Discovery, Inc. (the “Company”) 2025 Annual Meeting of Stockholders held on June 2, 2025 (the “Annual Meeting”), the Company's stockholders approved an amendment to the Warner Bros. Discovery, Inc. 2011 Employee Stock Purchase Plan (as amended, the “Plan”), which amendment had previously been approved by the Company's board of directors (the "Board") on March 31, 2025, subject to stockholder approval. The amendment increased the number of shares available for purchase under the Plan by 25 million shares.

A summary of the material terms of the Plan is set forth as part of Proposal Five in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2025 (the "2025 Proxy Statement") and is incorporated herein by reference. That summary is qualified in its entirety by reference to the full text of the Plan, which is set forth in Appendix C of the 2025 Proxy Statement and is incorporated herein by reference, and the amendment to the Plan, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company's stockholders approved an amendment and restatement of the Company's certificate of incorporation (as amended and restated, the "Third Restated Certificate"), which had previously been approved by the Board, subject to stockholder approval. The Third Restated Certificate, among other things, allows stockholders who own 20% or more of the voting power of all shares of the Company entitled to vote generally in the election of directors, and who comply with the other applicable requirements and procedures (including a one (1) year holding period), to call a special meeting of the stockholders. The Third Restated Certificate also eliminated certain inoperative provisions in the prior version of the Company's certificate of incorporation. A summary of the material changes is set forth as part of Proposal Four in the 2025 Proxy Statement and is incorporated herein by reference. That summary is qualified in its entirety by reference to the full text of the Third Restated Certificate, which is filed herewith as Exhibit 3.1 and is incorporated herein by reference. The Third Restated Certificate became effective upon filing with the Secretary of State of the State of Delaware on June 2, 2025.

Upon the effectiveness of the Third Restated Certificate, on June 2, 2025, the Board amended and restated the bylaws of the Company (as amended, the "Second Amended and Restated Bylaws"). The Second Amended and Restated Bylaws adopt certain changes to implement the stockholder special meeting right pursuant to the Third Restated Certificate. A summary of the material changes is set forth as part of Proposal Four in the 2025 Proxy Statement and is incorporated herein by reference. That summary is qualified in its entirety by reference to the full text of the Second Amended and Restated Bylaws, which is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 2, 2025, the Company held its Annual Meeting by means of remote communication. The following are the results of the voting on the proposals submitted to stockholders at the Annual Meeting.

Proposal One.    Stockholders elected each of the Company’s thirteen director nominees, each to serve a one-year term, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Samuel A. Di Piazza, Jr.	1,624,033,748	169,323,473	307,379,842
Richard W. Fisher	1,641,357,333	151,999,888	307,379,842
Paul A. Gould	1,553,252,539	240,104,682	307,379,842
Debra L. Lee	1,627,551,255	165,805,966	307,379,842
Joseph M. Levin	1,733,557,268	59,799,953	307,379,842
Anton J. Levy	1,777,861,164	15,496,057	307,379,842
Kenneth W. Lowe	1,668,262,790	125,094,431	307,379,842
Fazal F. Merchant	1,735,480,055	57,877,166	307,379,842
Anthony J. Noto	1,266,329,319	527,027,902	307,379,842
Paula A. Price	1,762,281,033	31,076,188	307,379,842
Daniel E. Sanchez	1,770,151,756	23,205,465	307,379,842
Geoffrey Y. Yang	1,671,017,113	122,340,108	307,379,842
David M. Zaslav	1,745,769,182	47,588,039	307,379,842

Proposal Two.    Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, as set forth below:

Votes For	Votes Against	Abstentions
2,056,295,730	39,713,626	4,727,707

Proposal Three.    Stockholders did not approve, on a non-binding, advisory basis, the 2024 compensation of the Company’s named executive officers, commonly referred to as a “Say-on-Pay” vote, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
724,453,004	1,063,214,128	5,690,089	307,379,842
Proposal Four.    Stockholders approved the Third Restated Certificate, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,779,658,307	8,841,526	4,857,388	307,379,842
Proposal Five.    Stockholders approved the amendment to the Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,773,561,805	15,658,906	4,136,510	307,379,842

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Third Restated Certificate of Incorporation of Warner Bros. Discovery, Inc.
3.2	Second Amended and Restated Bylaws of Warner Bros. Discovery, Inc.
10.1	Amendment No. 2 to Warner Bros. Discovery, Inc. 2011 Employee Stock Purchase Plan
101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2025	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Tara L. Smith
	Name:	Tara L. Smith
	Title:	Executive Vice President and Corporate Secretary